EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey Wolf, Chief Executive Officer (Principal Executive Officer) of Scorpius Holdings, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2025 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Date: January 12, 2026	By:	/s/ Jeffrey Wolf
Name: Jeffrey Wolf
Title: Chief Executive Officer
(Principal Executive Officer)